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                                                                   EXHIBIT 10.25



                             AIRCRAFT SALE AGREEMENT


                          dated as of November 17, 1997


                                   - between -


                           FINOVA CAPITAL CORPORATION,

                                     Seller,


                                     - and -


                        WILLIS LEASE FINANCE CORPORATION,

                                     Buyer.



                               -----------------



                    Three (3) de Havilland DHC-8-102 Aircraft
                     six (6) Pratt & Whitney PW120A Engines
               and three (3) Pratt & Whitney PW120A Spare Engines






                             AIRCRAFT SALE AGREEMENT
                             -----------------------

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        THIS AIRCRAFT SALE AGREEMENT, dated as of November17, 1997 (this
"Agreement"), between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Seller"), and WILLIS LEASE FINANCE CORPORATION, a California corporation ("Buyer").

                              W I T N E S S E T H:

        WHEREAS, Seller owns (i) three de Havilland DHC-8-102 airframes (as more fully identified on Schedule A hereto and in the Leases (as defined below), the "Airframes"), together with six Pratt & Whitney PW120A engines (as more fully identified on Schedule A hereto and in the Leases, the "Engines") and six Hamilton Standard 14SF four blade propellers (as more fully identified on Schedule A hereto and in the Leases, the" Propellers", and, together with the Airframes and the Engines, collectively, the "Aircraft"); and (ii) three Pratt & Whitney 120A engines (as more fully identified on Schedule A hereto and in the Leases, the "Spare Engines", and the Spare Engines, together with the Aircraft, collectively the "Equipment");

        WHEREAS, the Equipment is leased by Seller to Horizon Air Industries, Inc., a



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Washington corporation ("Lessee") pursuant to four Lease Agreements (as more fully described in Schedule B hereto, the "Leases"); and

        WHEREAS, Seller wishes to sell the Equipment to Buyer and Buyer wishes to purchase the Equipment from Seller, and simultaneously therewith Seller wishes to assign to Buyer all right, title and interest of Seller under the Leases and Buyer wishes to assume all of the obligations of Seller under the Leases in accordance with the terms and conditions of this Agreement and the Assignments.

        NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        Section 1. Definitions. The following terms, when capitalized, shall have the following meanings for all purposes of this Agreement, except where the context otherwise requires:

        "811 Aircraft" shall mean the de Havilland DHC-8-102 turboprop passenger aircraft bearing U.S. Registration N811PH and Manufacturer's Serial No. 023.

        "812 Aircraft" shall mean the de Havilland DHC-8-102 turboprop passenger



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aircraft bearing U.S. Registration N812PH and Manufacturer's Serial No. 026.

        "813 Aircraft" shall mean the de Havilland DHC-8-102 turboprop passenger aircraft bearing U.S. Registration N813PH and Manufacturer's Serial No. 032.

        "Agreed Aircraft Value" shall mean, for the 811 Aircraft, $3,500.000.00, for the 812 Aircraft, $3,850,000.00, and for the 813 Aircraft, $3,850,000.00.

        "Aircraft" shall have the meaning set forth in the first recital hereto.

        "Airframe" shall have the meaning set forth in the first recital hereto.

        "Acknowledgments of Delivery and Sale" shall mean the four acknowledgments of sale, each in the form attached hereto as Exhibit "A."

        "Assignments" means the four Assignment and Assumption Agreements between Buyer and Seller each in the form attached hereto as Exhibit "C."

        "Bills of Sale" shall mean the four AC Form 8050-2 Bills of Sale (the "FAA Bills of Sale") and the long form Warranty Bills of Sale, each in the form attached hereto as Exhibit "B."

        "Business Day" shall mean any day other than a Saturday, Sunday or day on which commercial banking institutions are required or authorized by law to close in New York City, New York, or Phoenix, Arizona or San Francisco, California.

        "Certificates and Agreements" means the Four Certificates and Agreements executed and delivered by Lessee, Seller and Buyer, each in the form attached hereto as Exhibit "D".



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        "Certificates of Loss and Indemnity Agreements" means the two
Certificates of Loss and Indemnity Agreements executed and delivered by Seller, each in the form attached hereto as Exhibit "E".

        "Closing Date" shall have the meaning set forth in Section 2 hereof.

        "Consents and Acknowledgments" means the four Consents and Acknowledgments, executed and delivered by Lessee, each in the form attached hereto as Exhibit "F".

        "Engines" shall have the meaning set forth in the first recital hereto.

        "Equipment" shall have the meaning set forth in the first recital hereto.

        "FAA" shall mean the Federal Aviation Administration of the Department of Transportation of the United States and any successor agencies and authorities.

        "Leases" shall have the meaning set forth in the second recital hereto.

        "Lease Documents" means the Leases, together with each document listed on Schedule II to the Assignments, in each case as amended and supplemented through the date hereof, but only as applicable to the Leases.

        "Manuals" shall mean the logs, manuals and data, and inspection, modification and overhaul required to be maintained and actually maintained by Lessee under the Leases.

        "Operative Documents" shall mean this Agreement, the Bills of Sale, the Acknowledgments of Delivery and Sale, the Assignments, the Consents and



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Acknowledgments, the Certificates and Agreements and the Certificates of Loss
and Indemnity Agreements.

        "Propellers" shall have the meaning set forth in the first recital hereto.

        "Purchase Price" shall have the meaning set forth in Section 2 hereof.

        "140 Spare Engine" shall mean the Pratt & Whitney Model PW 120A aircraft engine bearing Manufacturer's Serial No. PC-E120140.

        "141 Spare Engine" shall mean the Pratt & Whitney Model PW 120A aircraft engine bearing Manufacturer's Serial No. PC-E120141.

        "142 Spare Engine" shall mean the Pratt & Whitney Model PW 120A aircraft engine bearing Manufacturer's Serial No. PC-E120142.

        "Spare Engine Agreed Value" shall mean, for the 140 Spare Engine, $366,666.67, for the 141 Spare Engine, $366,666.67, for the 142 Spare Engine, $366,666.67.

        "Spare Engines" shall have the meaning set forth in the first recital hereto.

        Terms defined in the Leases, unless otherwise defined herein, shall be used herein as therein defined.

        Section 2. Sale of Equipment; Purchase Price; Inspection and Deposit.

        (a) Sale of Equipment. Subject to the terms of this Agreement, in no event later than November 25, 1997 (the "Closing Date"), Seller shall sell the Equipment and



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Manuals to Buyer, and Buyer hereby shall purchase the Equipment and Manuals from
Seller; provided, however, that in the event that the closing of the sale of any Aircraft or the Spare Engines on the scheduled date could, due to the location of such Aircraft and Spare Engines on such date, impose on the Buyer liability for Taxes pursuant to Section 6 or for any other reason mutually agreeable to the parties hereto, Buyer may by notice given to Seller before the scheduled closing for any Aircraft and Spare Engines, reschedule the Closing Date for such Aircraft and Spare Engines to the next Business Days on which the subject Aircraft or Spare Engine shall be in a location which does not impose on the Buyer liability for Taxes pursuant to Section 6 or are otherwise mutually agreeable to Buyer and Seller. The obligation of Seller and Buyer to effect such sale and purchase shall be subject only to the compliance or waiver of their respective conditions precedent set forth in Section 3 hereof. Time is of the essence concerning the Closing Date. In no event shall the Closing Date be rescheduled beyond December 8, 1997. The Spare Engines shall be sold by the Seller to the Buyer at one Closing.

        (b) Purchase Price. The purchase price for the Equipment and Manuals shall be $12,300,000.00 (the "Purchase Price"). The Purchase Price or the Agreed Aircraft Value or Spare Engine Agreed Value, if less than all of the Equipment is sold on the Closing Date, less the Deposit required to be paid as described in Section 2(d) hereof, shall be paid by Buyer to the Seller on the Closing Date for such Aircraft and Spare



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Engines in immediately available funds by wire or intrabank transfer for deposit to the account specified by Seller in writing. The Purchase Price or the Agreed Aircraft Value or Spare Engine Agreed Value shall be paid simultaneously with compliance with the other conditions precedent set forth in Section 3 hereof. If the Closing Date with respect to any Aircraft or Spare Engine is rescheduled in accordance with the proviso of the first sentence of Section 2(a) hereof, then the Purchase Price to be paid for such Aircraft or Spare Engine shall be respectively, the Agreed Aircraft Value and the Spare Engine Agreed Value.

        (c) Inspection. Seller has contacted Lessee and arranged for the Equipment and the manuals to be made available to Buyer, and/or Buyer's representatives in order for the Buyer to inspect the Equipment and the Manuals. The inspection has been completed, and Buyer has notified Seller that the Equipment is in satisfactory condition and that the Buyer's Board of Directors has approved this transaction.

        (d) Deposit. Buyer has previously furnished to the Seller a deposit in the sum of $100,000.00 (the "Deposit"). The Deposit shall be refundable only if the conditions precedent set forth in Section 3(b) below have not been satisfied or waived by the Buyer on or before the Closing Date. The Deposit shall be applied by the Seller towards the payment of the Purchase Price or Agreed Aircraft Value and Spare Engine Agreed Values as set forth in Section 2(b) above or, if the Buyer fails to



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perform its obligations to purchase the Equipment in accordance with this
Agreement, retained by Seller.

        Section 3. Conditions Precedent.

        (a) The obligation of the Seller to sell each respective Aircraft or the Spare Engines on each respective Closing Date therefor, pursuant to Section 2 hereof shall be subject only to the following conditions precedent, unless, in any case, waived by the Seller in its sole discretion.

                (i) Buyer shall have paid in full the Purchase Price or the respective Aircraft Agreed Value and the respective Spare Engine Agreed Value in the manner provided in Section 2 hereof.

                (ii) Buyer shall have executed and delivered the Assignments.

                (iii) Lessee shall have executed and delivered the Consents and Acknowledgments.

                (iv) No Event of Loss, or event which, with the passing of time would become an Event of Loss under the Leases shall have occurred and be continuing.

                (v) The representations and warranties of Buyer contained in
        Section 5 hereof shall be true and accurate in all material respects on and as of the respective Closing Date.

                (vi) Buyer shall have executed and delivered the



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        Acknowledgments of Delivery and Sale.

                (vii) Buyer shall have delivered to Seller a certificate of its Secretary or Assistant Secretary with respect to the incumbency of the officers who executed the Operative Documents and any other document required to be executed on behalf of it pursuant to this Agreement.

                (viii) Buyer shall have delivered to Seller evidence of due authorization for the purchase of the Equipment by the Board of Directors of the Buyer.

                (ix) Seller shall have received a Certificate of Insurance in accordance with Section 11 hereof and in accordance with the Consents and Acknowledgments.

                (x) Seller shall have received the consents of DeHavilland, . Inc. and Pratt & Whitney Canada, Inc. in substantially the forms attached hereto as Exhibit "G."

             (b) The obligation of Buyer to purchase each respective Aircraft and the Spare Engines and to pay the respective Aircraft Agreed Value and Spare Engine Agreed Value thereof on the respective Closing Date therefor, pursuant to
Section 2 hereof, shall be subject only to the following conditions precedent unless, in any case, waived by Buyer in its sole discretion:



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                (i) Seller shall have executed and tendered to Buyer the Bills of Sale.

                (ii) No Event of Loss, or event which, with the passing of time would become an Event of Loss shall have occurred and be continuing under the Leases.

                (iii) Lessee shall have executed and delivered the Consents and Acknowledgments.

                (iv) Seller shall have executed and delivered the Assignments.

                (v) The representations and warranties of the Seller contained in Section 5 hereof shall be true and accurate in all material respects on and as of the respective Closing Date.

                (vi) Buyer shall have received evidence of all necessary approvals of the FAA and any other governmental or nongovernmental consents, approvals, permits or licenses of any nature whatsoever necessary for the consummation of the transaction contemplated hereby.

                (vii) Seller shall have executed and delivered the Acknowledgments of Delivery and Sale.

                (viii) Lessee shall not on the respective Closing Date be in default in making any payment under the Leases and no Event of Default, or event which, with the giving of notice or the passage of time would


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        become an Event of Default, under the Leases shall have occurred and be continuing.

                (ix) Buyer shall have received a report of the Lessee's independent insurance brokers or other evidence reasonably satisfactory to Buyer that Buyer and its Lender are, or effective upon the respective Closing Date will become, additional insureds and to the extent provided for in the Leases, the Lender and the Buyer shall be named as loss payee, as their interests may appear, on the public liability and property damage insurance maintained by Lessee in accordance with
        Section 11 of the Leases.

                (x) Buyer shall have received Form UCC-3s executed by Seller assigning the precautionary UCC-1 financing statements filed in Washington with respect to the Equipment.

                (xi) Buyer shall have received an opinion from Daugherty, Fowler & Peregrin, special aviation counsel to Seller and Buyer, addressed to Buyer.

                (xii) Buyer shall have received an original executed copy of the Leases, except for the Lease for the 811 Aircraft, and the 813 Aircraft, as to which Seller will have provided a Certificate of Loss and Indemnity Agreement.



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                (xiii) Buyer shall have received a Certificate and Agreement in respect of the respective Leases.

                (xiv) Seller shall have delivered to Buyer a certificate of its Assistant Secretary with respect to the incumbency of the officers who executed the Operative Documents and any other document required to be executed on behalf of it pursuant to this Agreement.

                (xv) Seller shall have delivered to Buyer evidence of due authorization for the sale of the Equipment by the Board of Directors of the Buyer.

                (xvi) Buyer shall have obtained a certificate of total loss insurance for the Equipment in form and substance satisfactory to the Buyer. (xvii) Buyer shall have received the consents of DeHavilland, Inc. and Pratt & Whitney Canada, Inc. in substantially the forms attached hereto as Exhibit "G".

        Section 4. Allocation of Payments. Following each Closing Date, upon the consummation of the transactions contemplated hereby the Buyer shall be entitled to all of the benefits to which the Seller would have otherwise been entitled as the owner of the Equipment being sold and as lessor under the Leases being assigned, on



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such Closing Date in connection with any payment of Basic Rent or Supplemental
Rent which shall be paid under the Leases; provided, however, that Buyer shall, on the Closing Date, be entitled to a pro rata portion of the Basic Rent payable by Lessee for the Basic Rent paid on November 1, 1997, in advance for the month of November, 1997. The Buyer acknowledges that under the Assignments, the Seller excluded from the rights assigned thereunder, and retained, rights to any liability insurance proceeds or indemnification under any Lease Document to which Seller is entitled with respect to claims or matters occurring prior to each Closing Date, and the Seller acknowledges that except for such specifically retained rights, upon the consummation of the transactions contemplated hereby it will have transferred to the Buyer all of its right, title and interest with respect to the Equipment and the Leases, as more fully set forth in the Assignments. Accordingly, to the extent that any party hereto shall receive any payment arising in connection with the Equipment or the Leases to which any other party hereto is entitled (in whole or in part) because of such allocation of rights, such payments (or portion thereof) shall be held in trust for the benefit of, and promptly delivered to, the party entitled thereto.

        Section 5. Representations and Warranties.

        (a) Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that:



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                (i) Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the full power and authority to enter into, legally bind itself by, and perform its obligations under, each Operative Document to which it is a party;

                (ii) each Operative Document to which it is a party has been duly authorized by Seller;

                (iii) this Agreement has been duly executed and delivered by Seller and constitutes, and each other Operative Document to which it is a party when executed and delivered by Seller will constitute, the legal, valid and binding obligation of Seller, enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                (iv) the execution, delivery and performance by Seller of each Operative Document to which it is a party are not in violation of its certificate of incorporation or by-laws or of any indenture, mortgage, contract or other agreement to which Seller is a party or by which it is bound or of any order or judgment applicable to Seller or any law, government rule or regulation of the United States or any state thereof applicable to its business generally and, except for the filing for



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        recordation of the FAA Bills of Sale and the Assignments, do not require the consent or approval of, or the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority;

                (v) as of each Closing Date, Seller will be the legal and beneficial owner of the Equipment being sold on such date and will transfer to Buyer good and marketable title to such Equipment, free and clear of all Liens other than the Lien of the Leases and Liens permitted under Section 6 thereof (other than Lessor Liens);

                (vi) Seller has delivered to Buyer complete and correct originals, original counterparts of the Leases, except of the Lease for the 811 Aircraft and the 813 Aircraft, as to which Seller will have provided a Certificate of Loss and Indemnity Agreement, and no other agreements, instruments or documents exist between Seller and the Lessee relating to the Equipment and the Leases that are in force and effect. The Leases constitute the entire agreements between the Lessee and the Seller with respect to the Equipment and no other assignments, amendments, modifications, waivers or consents have been entered into with respect to the Leases and Seller is not, and on each Closing Date will not be, in default of any provisions binding on it contained in the Lease being



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        assigned on such date.

                (viii) Seller has delivered to Buyer a Certificate and Agreement with respect to the respective Leases.

                (vii) To the best knowledge of Seller, no Event of Loss has occurred with respect to the Equipment, and no Event of Default has occurred and is continuing under the Leases.

                (viii) Seller has not previously sold, assigned, pledged or otherwise transferred, or purported to sell, assign, pledge or otherwise transfer, any of its right, title and interest in the Equipment or the Leases.

                (ix) No suits or proceedings are pending or, to the knowledge of Seller, threatened against or affecting Seller or the Equipment in any court that might have a material adverse effect on the Equipment or on the ability of Seller to perform its obligations hereunder.

                (x) The Seller has not registered in Canada for goods and sales tax purposes.

        (b) Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller that:

                (i) Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of California and has full



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        power and authority to enter into, legally bind itself by, and perform its obligations under, each Operative Document to which it is a party;

                (ii) each Operative Document to which it is a party has been duly authorized by Buyer;

                (iii) this Agreement has been duly executed and delivered by Buyer and constitutes, and each other Operative Document to which it is a party when executed and delivered by Buyer will constitute, the legal, valid and binding obligation of Buyer, enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general equitable principles; and

                (iv) the execution, delivery and performance by Buyer of each Operative Document to which it is a party are not in violation of its certificate of incorporation or by-laws or of any indenture, mortgage, contract or other agreement to which Buyer is a party or by which it is bound or of any order or judgment applicable to Buyer or any law, government rule or regulation of the United States or any state thereof applicable to its business generally and do not require the consent or approval of, or the giving of notice to, the registration with or the taking of any other action in respect of any governmental authority.



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                (v) Buyer is a "citizen of the United States" within the meaning of 49 U.S.C.Section 40102 (a)(15).

                (vi) No suits or proceedings are pending or, to the knowledge of Buyer, threatened against or affecting Buyer in any court that might have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

        (c) Seller confirms that acceptance by it of payment of the Purchase Price or the Aircraft Agreed Value for each such Aircraft or the Spare Engine Agreed Value for the Spare Engines pursuant to Section 2 hereof on the Closing Date, will constitute a certification by Seller that its representations and warranties contained in this Section 5 are true and accurate on and as of the Closing Date for each such Aircraft and the Spare Engines. Buyer confirms that payment by it of such Purchase Price or the respective Agreed Aircraft Value and Spare Engine Agreed Value on such Closing Date will constitute a certification by Buyer that its representations and warranties contained in this Section 5 are true and accurate on and as of the Closing Date for each such Aircraft and the Spare Engines.

        (d) The representations and warranties contained in this Section 5 shall survive the sale of the Equipment hereunder and the execution and delivery of the agreements contemplated hereby.



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        (e) Disclaimer. Other than the express representations and warranties of
Seller set forth above in this Section 5 and in the Bills of Sale, the Equipment and the Manuals are sold, "AS IS, WHERE IS" and "WITH ALL FAULTS," AND BUYER WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, CONDITIONS, OBLIGATIONS AND LIABILITIES OF SELLER AND ALL RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST SELLER, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE, OR DEFECT IN THE EQUIPMENT INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AIRWORTHINESS OR CONDITION OF THE EQUIPMENT OR THE SUITABILITY OF THE EQUIPMENT FOR USE OR FOR A SPECIFIC PURPOSE, OPERATION OR PERFORMANCE, OR ANY LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE OR STRICT PRODUCTS LIABILITY OF SELLER, WHETHER ARISING BY OPERATION OF LAW, COURSE OF DEALING OR USAGE OF TRADE OR OTHERWISE.

        Section 6. Taxes. (a) Buyer and Seller shall endeavor to complete this



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transaction in a manner to avoid or minimize any transaction taxes. However, if such taxes are unavoidable Buyer shall be responsible for the payment of any and all sales, use, excise, transfer, gross receipts or any other similar taxes, fees or charges (individually a "Tax", and collectively called "Taxes"), imposed by any taxing jurisdiction or authority arising out of the sale and delivery of the Equipment hereunder. Notwithstanding anything herein to the contrary, Buyer shall not be responsible for the payment of: (i) taxes based upon, measured by or with respect to the net or gross income, items of tax preference or minimum tax or excess profits, receipts, capital, franchise, net worth or conduct of business or other similarly-based Taxes of Seller; (ii) taxes resulting from any act or omission of Seller prohibited by or constituting a default under the Operative Documents, and (iii) taxes resulting from the willful misconduct or gross negligence of Seller.

        Section 7. Assignment of Manufacturer's Warranties. On each Closing Date, pursuant to the terms of this Agreement, Seller irrevocably assigns to Buyer all of Seller's rights under any warranty, express or implied, service policy or product agreement of any manufacturer, of any maintenance and overhaul agency or of any subcontractor, supplier or vendor of any item of the Equipment being sold on such date to the extent that such rights relate to any time period after such Closing Date, are assignable and are not extinguished as a result of this Agreement or such assignment. From time to time upon the reasonable request of Buyer, Seller shall give notice to any such manufacturer, maintenance and overhaul agency, subcontractor, supplier or vendor of the assignment of such warranties to Buyer. Seller shall enforce on Buyer's behalf all such rights that are not assignable or would be extinguished as a result of this Agreement or such assignment, provided that Buyer shall pay in advance any third party costs and expenses incurred by Seller in rendering such assistance.

        Section 8. Indemnification. (i) Seller shall indemnify, defend and hold the Buyer, its successors and assigns, and its and their respective directors, officers and employees, harmless from and against the payment of any and all liabilities, obligations, claims, demands, judgments, penalties, causes of action, damages, costs, losses and expenses (including, but not limited to, attorneys' fees and court costs) (collectively, "Losses") arising out of or pertaining to (a) the failure of Seller to perform or observe any of its obligations as Lessor under any of the Leases at any time before any Closing Date on which such lease is being assigned hereunder, or under any other agreement entered into by Seller in connection with the transactions contemplated hereby or (b) the breach of any representation or warranty of Seller set forth in or incorporated by reference in any Operative Document. (ii) The Buyer shall indemnify, defend and hold Seller, its successors and assigns, and its and their respective directors, officers, and employees harmless from and against the payment of any and all Losses arising out of or pertaining to (a) the failure of the Buyer to perform or observe any of its obligations as Lessor under any of the Leases at any time after any Closing Date on which such lease is being assigned hereunder, or under any other agreement entered into by the Buyer in connection with the transactions contemplated hereby or (b) the breach of any representations or warranty of Buyer set forth in or incorporated by reference in any Operative Document.

        Section 9. Broker's Commissions. Seller and Buyer each represent that, it has not directly or indirectly employed or otherwise procured any broker in connection with the sale of the Equipment hereunder. Accordingly, each party hereto agrees that should any claim be made for commissions or other amounts by any other broker or brokers by or through or on account of actions of that party, that party shall hold the other party free and harmless from any and all claims and liabilities and expenses in connection therewith.

        Section 10. Expenses. Except as provided in Section 8 of this Agreement, each party hereto will bear and be responsible for all costs and expenses incurred or to be incurred by it in connection with this Agreement and the transactions contemplated hereby, including but not limited to outside legal counsel, accounting advisors, equipment appraisers and employee incurred expenses, if any, associated with consummating the purchase contemplated herein. Buyer agrees with Seller that as between Seller and Buyer, fees and expenses of FAA Counsel shall be shared equally.

        Section 11. Insurance. Buyer shall use reasonable efforts to cause Lessee and any other operator of the Aircraft to continue, at no cost to Seller or Buyer, to name Seller as an additional named insured under the liability insurance policy or policies required to be maintained by Lessee in accordance with the terms of the Leases provided that Seller shall not be required to be named as an additional named insured after the later of (i) two years and three months after the respective Closing Date or (ii) completion of the most comprehensive scheduled airframe overhaul or "D" check of the Aircraft under Lessee's maintenance program next occurring after the Closing Date.

        Section 12. Miscellaneous.

        (a) Notice. All notices required or permitted hereunder shall be in writing and may be sent either by personal delivery or internationally recognized overnight courier service, addressed as follows:

            If to Buyer:

            Willis Lease Finance Corporation
            180 Harbor Drive, Suite 200
            Sausalito, California 94965
            Attn: General Counsel

            If to Seller:

            FINOVA Capital Corporation
            1850 North Central Avenue
            Phoenix, Arizona 85002
            Attention: Vice President of Operations, Transportation Finance


or to such other address as either party advises the other from time to time through a notice given in accordance with the provisions of this Section 12(a). Any such notice shall be effective and shall be deemed to have been given when received at the address as set forth above, or as such address is modified by notice given as set forth above.

        (b) Counterparts. This Agreement may be executed in counterparts, and each counterpart shall be an original, and all counterparts together shall be but one and the same Agreement.

        (c) Applicable Law; Jurisdiction. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF, THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE ENTIRELY PERFORMED THEREIN. The parties hereto hereby agree that all actions or proceedings arising directly or indirectly out of this Agreement may be litigated in any of the United States District Court for the Southern District of New York, or the Supreme Court of the State of New York,

New York County. The parties hereto hereby expressly submit and consent in advance to any of such jurisdictions and venue in any action or proceeding commenced by either party in any of such courts, agree that jurisdiction and venue is proper in such courts, and hereby waive personal service of the summons and complaint, or other process or papers issued therein, and agree that such service of the summons and complaint may be made by registered mail, return receipt requested, addressed to either party, at the address set forth in
Section 12(a) hereof. Each party waives any claim that any such jurisdiction, is an inconvenient forum or an improper forum based on lack of venue. Should either party, after being so served, fail to appear or answer any summons, complaint, process or paper so served within 30 days after the mailing thereof, such party acknowledges that, as a result thereof, an order and/or judgment may be entered by the other party against it as demanded or pleaded for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement by either party of any judgment in any other appropriate jurisdiction or the bringing of an action in any other appropriate jurisdiction.

        (d) Waiver of Trial by Jury. BUYER AND SELLER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT, ANY OPERATIVE DOCUMENT OR ANY

AGREEMENT EXECUTED IN CONNECTION HEREWITH.

        (e) Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

        (f) Severability. In the event that any one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein or of the same provisions in any other jurisdiction shall not, in any way, be affected or impaired thereby.

        (g) Further Assurances. Seller and Buyer will promptly, at any time and from time to time, execute and deliver to each other such further instruments and documents and take such further action as may be required by law or as they may each reasonably request to establish, maintain and protect their respective rights and remedies and to carry out the intent of the parties under this Agreement.

        (h) Written Changes Only. No term or provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the parties hereto.

        (i) Exclusiveness. This Agreement and the Operative Documents are the complete and exclusive statement of the parties hereto with respect to the subject matter hereof and supersede all prior oral and written communications, proposals, agreements, representations, statements, negotiations and undertakings, whether express or implied, between the parties hereto with respect to the subject matter hereof.

        (j) Terms and Definitions. The terms and definitions, as herein contained, shall include the singular and/or plural, masculine, feminine and/or neuter, successors and/or permitted assigns wherever the context so requires or admits.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement through their respective duly authorized officers, all as of the day and year first above written.


                                      FINOVA CAPITAL CORPORATION




                                      By: ______________________________________


                                      Title: ___________________________________



                                      WILLIS LEASE FINANCE CORPORATION



                                      By: ______________________________________


                                      Title: ___________________________________

                                   SCHEDULE A

                             Description of Aircraft


Airframes:        Three (3) de Havilland DHC-8-102 turboprop passenger aircraft bearing U.S. Registration Nos. N811PH, N812PH and N813PH, respectively, and Manufacturer's Serial Nos. 023, 026, and
                  032, respectively.

Engines: Six (6) Pratt & Whitney Model PW120A aircraft engines bearing Manufacturer's Serial No. PC-E120077, PC-E120096, PC-E120086, PC-120088, PC-E120102 and PC-E120107.

Propellers:       Six (6) Hamilton Standard Model 14SF four-Blade propellers bearing Manufacturer's Serial Nos. 861016, 850911, 890711,
                  851114, 860201 and 860202.

Spare Engines:    Three (3) Pratt & Whitney Model PW120A aircraft engines
                  bearing Manufacturer's Serial Nos. PC-E120140, PC-E120141 and
                  PC-E120142.

                                   SCHEDULE B

           Description of Lease Agreements set forth on Annex 1 hereto

                                    EXHIBIT A

                       ACKNOWLEDGMENT OF DELIVERY AND SALE



        By this Acknowledgment FINOVA Capital Corporation, a Delaware corporation ("Seller"), and Willis Lease Finance Corporation, a California corporation ("Buyer"), acknowledge that pursuant to the Aircraft Sale Agreement dated as of November ___, 1997 between Seller and Buyer (the "Sale Agreement"), Seller did on November __, 1997 deliver to Buyer and Buyer did accept and make payment for the [Aircraft and Spare Engines] (capitalized terms not defined herein shall have the meanings specified therefore in the Sale Agreement) and that accordingly as of the date hereof Seller's title to such property has by delivery passed from Seller to Buyer and that the Closing Date as defined and set forth in the Sale Agreement has occurred.

        This Acknowledgment of Delivery and Sale may be signed in one or more counterparts with the same effect as if the signatures to each counterpart were upon a single instrument. All counterparts shall be considered an original.

        IN WITNESS WHEREOF, the undersigned have duly executed this Acknowledgment of Delivery and Sale as of this ___, day of November, 1997.


WILLIS LEASE FINANCE                FINOVA CAPITAL CORPORATION
CORPORATION



By: ________________________        By: __________________________

Title: _____________________        Title: _______________________

                                    EXHIBIT B

                              WARRANTY BILL OF SALE




KNOW ALL MEN BY THESE PRESENTS:

THAT FINOVA CAPITAL CORPORATION ("Seller"), a Delaware corporation, is the owner of the full legal and beneficial title to the equipment (the "Assets") described on Annex I hereto:


THAT Seller, in consideration of the sum of $10.00 and other good and valuable consideration in hand paid by Willis Lease Finance Corporation, a California corporation ("Buyer"), the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys, transfers and sets over unto said Buyer pursuant to the Aircraft Sale Agreement dated as of November __, 1997, between Seller and Buyer, all of the Seller's right, title and interest in the Assets with all rights and privileges of ownership thereof.


THAT Seller hereby warrants to Buyer, its successors and assigns, that there is hereby conveyed to Buyer on the date hereof good and marketable title to the Assets, free and clear from all liens, charges and encumbrances of any nature whatsoever, other than the Lease and Liens permitted under Section 6 of the Lease (other than Lessor Liens). Seller agrees with Buyer and its successors and assigns that it will warrant and defend such title forever against all claims and demands whatsoever.


        This Bill of Sale shall be governed by the laws of the State of New York (without regard to any conflicts of law rules which might result in the application of the laws of any other jurisdiction).

        IN WITNESS WHEREOF, this Bill of Sale has been duly executed this day of November, 1997.



                                     FINOVA CAPITAL CORPORATION


                                      By: __________________________________


                                      Title: _______________________________

                             ANNEX I TO BILL OF SALE

                                  THE EQUIPMENT



I.     AIRCRAFT
       --------

       Description:                       DHC-8-102
       Serial No.:                        023
       Registration No.:                  N811PH
       Engine Description:                PW120A
       Engine Serial Nos.:                PC-E120077
                                          PC-E120096
       Propeller Description:             14SF-7
       Propellers Serial Nos.:            861016
                                          850911

                             ANNEX I TO BILL OF SALE

                                  THE EQUIPMENT



I.     AIRCRAFT
       --------

       Description:                       DHC-8-102
       Serial No.:                        026
       Registration No.:                  N812PH
       Engine Description:                PW120A
       Engine Serial Nos.:                PC-E120086
                                          PC-E120088
       Propeller Description:             14SF-7
       Propellers Serial Nos.:            851114
                                          890711

                             ANNEX I TO BILL OF SALE

                                  THE EQUIPMENT



I.     AIRCRAFT
       --------

       Description:                       DHC-8-102
       Serial No.:                        032
       Registration No.:                  N813PH
       Engine Description:                PW120A
       Engine Serial Nos.:                PC-E120102
                                          PC-E120107
       Propeller Description:             14SF-7
       Propellers Serial Nos.:            860202
                                          860201

                             ANNEX I TO BILL OF SALE

                                  THE EQUIPMENT



I.     SPARE ENGINES
       -------------

       Description:                       Pratt & Whitney Model PW120A
       Serial No.:                        PC-E120140

       Description:                       Pratt & Whitney Model PW120A
       Serial No.:                        PC-E120141

       Description:                       Pratt & Whitney Model PW120A
       Serial No.:                        PC-E120142

                                    EXHIBIT C

                       ASSIGNMENT AND ASSUMPTION AGREEMENT



        ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment Agreement"), dated as of November , 1997, by FINOVA CAPITAL CORPORATION, a Delaware corporation ("Assignor"), and WILLIS LEASE FINANCE CORPORATION, a California Corporation ("Assignee").

        WHEREAS, Assignor and Assignee are parties to an Aircraft Sale Agreement, dated as of November , 1997 (the "Aircraft Sale Agreement"), providing for the purchase and sale of certain assets described therein; and

        WHEREAS, the Aircraft Sale Agreement provides, among other things, for the execution and delivery of an assignment and assumption to effect the sale by Assignor to Assignee of the right, title and interest of Assignor in and to, and the assumption by Assignee of the obligations of Assignor under the Lease and other Lease Documents;

        NOW, THEREFORE, in consideration of the promises herein made and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

        1. Definitions Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Aircraft Sale Agreement. The following terms, as used herein, have the following respective meanings:

        "Aircraft Sale Agreement" shall have the meaning ascribed thereto in the first "WHEREAS" clause to this Agreement.

        "Lease" means each Lease described on Schedule 1 hereto.

        "Lease Documents" means the Lease, together with each document listed on
Schedule II hereto, in each case as amended and supplemented through the date hereof, but only as applicable to the Lease.

        "Lessee" means Horizon Air Industries, Inc., a Washington corporation.

        "Lessor's Liens" shall have the meaning ascribed thereto in the Leases.

        "Transaction" means, collectively, the transactions contemplated by the Lease Documents.

        "Transferred Rights" means all of Assignor's right, title and interest in and to the following: (i) Assignor's interest in the Lease, (ii) Assignor's interest in the other Lease Documents, and (iii) Assignor's interest in the Transaction, but excluding any rights of Assignor to any liability insurance proceeds or indemnification under any Lease Document to which Assignor is entitled with respect to claims or matters occurring prior to the Closing Date.

        2. Assignment As of the date hereof, Assignor irrevocably hereby sells, assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Transferred Rights free and clear of liens other than the Leases and Liens permitted under Section 6 of the Leases (other than Lessor Liens).

        3. Assumption As of the date hereof, Assignee hereby accepts the foregoing assignment and, on and after such date, agrees: (a) to assume and be bound by all of the terms of, and to undertake all of the obligations and liabilities of a Lessor arising on or after the date hereof which are expressly set forth in, the respective Lease Documents to which the Lessor is a party to the same extent as if Assignee were a party to such Lease Documents, and (b) that is shall be deemed to be a party to the Lease Documents to which the Lessor is a party, and all references to the Lessor in the Lease Documents shall be deemed to include Assignee. Assignor shall not be responsible to any person for the discharge or performance of any duties or obligations to be performed or discharged by Assignor pursuant to or in connection with the Lease Documents on or after the date hereof except as otherwise specified in the Aircraft Sale Agreement. Assignee shall not be responsible to any person for the discharge or performance of any duties or obligations to be performed or discharged by Assignor pursuant to or in connection with the Lease Documents prior to the date hereof.

        4. Counterparts This Agreement may be executed in or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5. Successor and Assigns The terms of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successor and assign.

             6. Governing Law This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

        7. Amendment No waiver, modification or amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the party against which it is sought to be enforced.

        8. Further Assurances Each party agrees that from time to time after the date hereof, it shall execute and deliver or cause to be executed and delivered such instruments, documents and papers, and take all such further action as may be reasonably required in order to consummate fully the purposes of the Agreement and to implement the transactions contemplated hereby.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.


ASSIGNOR:                          FINOVA CAPITAL CORPORATION


                                   By: ____________________________________


                                   Name: __________________________________


                                   Title: _________________________________


ASSIGNEE:                          WILLIS LEASE FINANCE CORPORATION


                                   By: ____________________________________


                                   Name: __________________________________


                                   Title: _________________________________

                                   SCHEDULE I




Description of Lease Agreements set forth on Annex 1 hereto

                                   SCHEDULE II




1. Acquisition Agreement, dated as of December 26, 1985, between UTFS and Horizon (N811PH).

2. Purchase Agreement Assignment, dated as of December 26, 1985, between UTFS and Lessee, with the Consent and Agreement of The de Havilland Aircraft of Canada, Limited ("de Havilland") in respect thereof attached thereto (N811PH) (Spare Engines).

3. Acquisition Agreement, dated as of February 10, 1986, between UTFS and Horizon (N812PH).

4. Purchase Agreement Assignment, dated as of February 10, 1986, between UTFS and Lessee, with Consent and Agreement of de Havilland in respect thereof attached thereto (N812PH).

5. Acquisition Agreement, dated as of March 27, 1986, between UTFS and Horizon (N813PH)

6. Purchase Agreement Assignment, dated as of March 27, 1986, between UTFS and Lessee, with the Consent and Agreement of de Havilland in respect thereof attached thereto (N813PH)

7. Acquisition Agreement, dated as of December 26, 1985, between UTFS and Horizon (Spare Engines)

8. Engine Purchase Agreement Assignment, dated as of December 27, 1985, between UTFS and Lessee, with the Consent and Agreement of de Pratt & Whitney Canada Inc. in respect thereof attached thereto (Spare Engines)

9. Purchase Agreement consisting of that certain telex order dated December 19, 1985 from Horizon Air Industries, Inc. ("Horizon") to the Manufacturer and that certain Acknowledgment of Order No. A20083 dated December 20, 1985 from the Manufacturer to Horizon as amended modified or supplemented ("Spare Engines")

10. Assignment and Assumption Agreement dated as of September 15, 1988 between Zapata Financial Services, Inc. and Citicorp North America, Inc. with the Consent and Acknowledgment of the Manufacturer (the "Zapata Assignment"), as it relates to the Lease being assigned on the date hereof.

11. Assignment and Assumption Agreement dated as of November 20, 1992 by and between Citicorp North America Inc. and CLI Financial Services Inc. with the Consent and Acknowledgment of the Manufacturer

      (the "Citicorp Assignment"), as it relates to the Lease being assigned on the date hereof.

12. Assignment and Assumption Agreement dated as of November 20, 1992 by and between CLI Financial Services Inc. and Greyhound Financial Corporation with the Consent and Acknowledgment of the Manufacturer (the "CLI Assignment"), as it relates to the Lease being assigned on the date hereof.


13. Purchase Contract No. 8-10DSM-0057 dated August 30, 1985 between the De Havilland Aircraft of Canada, Limited ("DHC") and Horizon Air Industries, Inc. ("Horizon"), as amended, modified or supplemented, as it relates to the Aircraft being sold on the date hereof.